UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2015

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

POWERSHARES DB ENERGY FUND; POWERSHARES DB OIL FUND; POWERSHARES DB PRECIOUS METALS FUND; POWERSHARES DB GOLD FUND; POWERSHARES DB SILVER FUND; POWERSHARES DB BASE METALS FUND

POWERSHARES DB AGRICULTURE FUND

(Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

Delaware	87-0778053 (Trust)
(State or Other Jurisdiction of Incorporation)	(IRS Employer ID Number)

c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

001-33229; 001-33240; 001-33242; 001-33244; 001-33231; 001-33234; and 001-33236; 001-33238

(Commission File Numbers)

(630) 868-7179

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreements

Commodity Futures Customer Agreement

Effective February 23, 2015, Invesco PowerShares Capital Management LLC as Managing Owner of PowerShares DB Multi-Sector Commodity Trust (the “Trust”), a Delaware statutory trust organized in seven separate series; PowerShares DB Energy Fund, PowerShares DB Oil Fund, PowerShares DB Precious Metals Fund, PowerShares DB Gold Fund, PowerShares DB Silver Fund, PowerShares DB Base Metals Fund and PowerShares DB Agriculture Fund (each a “Fund”) entered into a Commodity Futures Customer Agreement (“Agreement”) with Morgan Stanley & Co. LLC (“Morgan Stanley”), pursuant to which the Commodity Broker will act as the clearing broker and as custodian of each of the Funds’ assets in connection with the clearing of transactions and will perform such other services for the Fund as the Managing Owner may from time-to-time request.

In respect of the transactions effected pursuant to the Brokerage Agreement, the Commodity Broker will charge the Funds a fee for the services it has agreed to perform, including brokerage charges, give-up fees, commissions and services fees as may be agreed upon by the Funds and the Commodity Broker; exchange, clearing house, NFA or other regulatory fees; the amount necessary to hold Commodity Broker harmless against all taxes and related liabilities of each Fund; any debit balance or deficiency in a Fund’s account; interest on any debit balances or deficiencies in a Fund’s account and on monies advanced to each Fund; and any other agreed upon amounts owed by a Fund to the Commodity Broker in connection with such Fund’s account or transactions therein.

The Brokerage Agreement is terminable by each Fund at any time by written notice to the Commodity Broker, or by the Commodity Broker without penalty upon ten (10) days’ prior written notice.

The Brokerage Agreement provides that except to the extent of its gross negligence, fraud or willful misconduct, the Commodity Broker shall not be liable for any loss, liability or expense incurred by each Fund in connection with or arising out of this Brokerage Agreement, transactions in or for each Fund or any actions taken by the Commodity Broker at the request or direction of each Fund.

Distribution Services Agreement

Effective February 23, 2015, the Invesco PowerShares Capital Management (the “Managing Owner”) and ALPS Distributors, Inc. (“ALPS Distributors”) entered into a Distribution Services Agreement (the “Distribution Services Agreement”) pursuant to which ALPS Distributors will provide certain distribution services to each Fund. ALPS Distributors assists the Managing Owner and The Bank of New York Mellon (the “Administrator”) with certain functions and duties relating to distribution and marketing including reviewing and approving marketing materials.

Pursuant to the Distribution Services Agreement, each Fund has agreed to indemnify ALPS Distributor and certain of its controlling person against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing are summary descriptions of the Commodity Futures Customer Agreement and the Distribution Services Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Commodity Futures Customer Agreement

10.2	Distribution Services Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB Energy Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB Oil Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB Precious Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB Gold Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB Silver Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB Base Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB Agriculture Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

Date: February 25, 2015

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

FORM 8-K

INDEX TO EXHIBITS

Exhibits

10.1	Commodity Futures Customer Agreement

10.2	Distribution Services Agreement